UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 16, 2018

 ELECTRONIC ARTS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-17948	94-2838567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway, Redwood City, California 94065-1175
(Address of Principal Executive Offices) (Zip Code)

(650) 628-1500
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendments to the Executive Bonus Plan

On May 16, 2018, the Compensation Committee (“Committee”) of the Board of Directors (the “Board”) of Electronic Arts Inc. (the “Company”) amended the Electronic Arts Inc. Executive Bonus Plan (the “Executive Bonus Plan”) to remove provisions relating to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Committee determined to amend the Executive Bonus Plan as a result of certain provisions in the U.S. Tax Cuts and Jobs Act (the “Tax Act”), which caused 162(m) of the Code to no longer apply to performance-based cash awards. All other material terms of the Executive Bonus Plan remain unchanged, including the bonus caps contained therein.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Executive Bonus Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Amendments to the EA Bonus Plan

On May 16, 2018, the Committee amended the EA Bonus Plan (the “Bonus Plan”) to clarify certain provisions of the Bonus Plan including with respect to the eligibility cut-off date and certain other administrative matters. The material terms of the Bonus Plan remain unchanged, including the bonus caps contained therein.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Bonus Plan, a copy of which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Approval of Performance-Based Restricted Stock Unit Awards

On May 16, 2018, the Committee approved the terms of performance-based restricted stock unit awards (the “PRSUs”) to be granted to certain eligible employees at the level of senior vice president and above.  The PRSUs are expected to be granted on June 18, 2018, and will be subject to the terms of the Electronic Arts Inc. 2000 Equity Incentive Plan, as amended, and the terms set forth in the applicable PRSU agreement. The terms of the form of PRSU agreement for fiscal 2019 grants remain unchanged from the PRSUs granted in fiscal 2018 except for the removal of certain provisions applicable to Section 162(m) of the Code, which reflect tax law changes.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full form of PRSU award agreement, a copy of which is filed as Exhibit 10.3 hereto and is incorporated by reference herein.

Amendments to Schedule A of the Change in Control Plan

On May 17, 2018, the Board determined to revise the specified employee list in Schedule A of the Electronic Arts Inc. Change in Control Plan (the “CiC Plan”), to reflect the title changes for officers and the addition of Matt Bilbey, the Company’s Executive Vice President of Strategic Growth, as a result of the Company’s recent organizational changes (as described in Exhibit 99.1 to the Company’s Form 8-K filed on April 12, 2018). The material terms of the CiC Plan remain unchanged.

The foregoing description of the CiC Plan does not purport to be complete and is qualified in its entirety by reference to the CiC Plan (including Schedule A and the appendix thereto), a copy of which is filed as Exhibit 10.4 hereto and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Electronic Arts Inc. Executive Bonus Plan*
10.2	EA Bonus Plan*
10.3	Form of 2018 Performance-Based Restricted Stock Unit Agreement*
10.4	Electronic Arts Inc. Change in Control Plan*
*Management contract or compensatory plan or arrangement.

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Electronic Arts Inc. Executive Bonus Plan*
10.2	EA Bonus Plan*
10.3	Form of 2018 Performance-Based Restricted Stock Unit Agreement*
10.4	Electronic Arts Inc. Change in Control Plan*
*Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated:	May 18, 2018	By:	/s/ Jacob J. Schatz
Jacob J. Schatz
Executive Vice President, General Counsel and Corporate Secretary